EXHIBIT 24.1

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Russo, Jeffrey A. Welikson and Oliver Budde and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Lehman Brothers Holdings Inc. filed concurrently herewith, and any and all amendments (including post-effective amendments) and supplements to such Registration Statement and any Registration Statement previously filed by the Registrant or a predecessor in interest, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 5, 2001

                      Signature                        Title

/s/             RICHARD S. FULD, JR.        Chief Executive Officer and
----------------------------------------     Chairman of the Board of
                Richard S. Fuld, Jr.         Directors
                                             (principal executive officer)

/s/                DAVID GOLDFARB           Chief Financial Officer
----------------------------------------     (principal financial and
                   David Goldfarb             accounting officer)


/s/              MICHAEL L. AINSLIE         Director
----------------------------------------
                 Michael L. Ainslie

/s/                 JOHN F. AKERS           Director
----------------------------------------
                    John F. Akers

/s/               ROGER S. BERLIND          Director
----------------------------------------
                  Roger S. Berlind

/s/             THOMAS H. CRUIKSHANK        Director
----------------------------------------
                Thomas H. Cruikshank

/s/                 HENRY KAUFMAN           Director
----------------------------------------
                    Henry Kaufman

/s/               JOHN D. MACOMBER          Director
----------------------------------------
                  John D. Macomber

/s/                 DINA MERRILL            Director
----------------------------------------
                    Dina Merrill



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